Exhibit 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

In connection with the Annual Report of the PracticeWorks, Inc. 401(k) Profit Sharing Plan on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge and belief:

(1)

the Annual Report on Form 11-K  of PracticeWorks, Inc. (the “Company”) for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 30, 2003	/s/ JAMES K. PRICE

James K. Price Chief Executive Officer

Dated:	June 30, 2003	/s/ JAMES A. COCHRAN

James A. Cochran Chief Financial Officer